Exhibit 99.1

June 2009

David Brown
Chairman and CEO

Needham Fourth Annual
Internet And Digital Media Conference

Safe-Harbor Statement

This presentation includes certain "forward-looking statements" including, without limitation, statements regarding Web.com’s expectations about its future financial performance and market position, that are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts.  These statements are sometimes identified by words such as “believe”, “growing”, “emerge” or words of similar meaning.
These statements are based on our current beliefs or expectations, and there are a number of important factors that could cause the actual results or outcomes to differ materially from those indicated by these forward-looking statements, including, without limitation, our ability to integrate acquired businesses, our ability to maintain our sales efficiency, our ability to maintain our existing, and develop new, strategic relationships, the number of our net subscriber additions and our monthly customer turnover.  These and other risk factors are set forth under the caption "Risk Factors" in Web.com’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, as filed with the
Securities and Exchange Commission, which is available on a website maintained by the Securities and Exchange Commission at  www.sec.gov.  Web.com expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-
looking statements contained herein as a result of new information, future events or otherwise.

Company Overview

Leader in online marketing for small businesses

Over 265,000 paid subscribers (3/31/09)

Solid financial profile:

~$119 million Last 12-Month (LTM) Revenue

~18% LTM non-GAAP operating margin

~$18 million LTM free cash flow

Founded in 1997 with headquarters in Jacksonville, FL

Investment Highlights

Addressing a large, underserved market opportunity

Growing contribution from suite of online marketing solutions

Increasingly viewed as partner of choice by SMB-focused vendors

Well positioned to manage through economic storm:

Significant critical mass

Large customer base

History of profitability and cash flow

Strong balance sheet

Management has executed successfully through previous
economic cycles

Positioning company for enhanced, long-term growth

New spapers
Broadcast TV
Radio
Cable
Internet
(--- Recessions)
40%
35%
30%
25%
20%
15%
10%
5%
0%

web.com

60 Year Advertising Trends;
Internet Growth Skyrockets

Sources:  Bob Cohen/Universal McCann, Borrell Associates Inc.

+ Internet
market  share
moves from 0%
to <15%

in 10 years

+ Internet
growth
trajectory
similar to
introduction of
TV

+ Traditional
“local” media
share on
decline

+ Trends follow
consumer
information
consumption
patterns

Over 27 million SMBs
(SBA)

For the first time ever, Internet searches exceed print usage

- (comScore/TMP)

Print YP or
WP Directory
33%
Other Print Directories
1%
Cell Phone 1%
DA 2%
Newspaper / Mag 2%
Search Engines
30%
Local Search Sites
13%
IYPs 17%
60%
Turning to Internet First

82% of consumers who search online follow up with offline action (TMP)

web.com

A Massive Online Market Opportunity

Macro Trend Takeaways;
More Advertising and Marketing Dollars Coming Online

While online ad spending grows, traditional media
(magazines, YP, newspapers, TV, radio and direct
marketing) spending is primarily down

Website development, SEM, SEO, eCommerce, mobile and
video advertising are up; “Long Tail” companies primarily
composed of SMBs, see value and results marketing online

Local search is expected to eclipse top-line search growth
through 2013; indications point to more local businesses
building websites, buying search, adding content and
actively managing their online presence  (Kelsey, March ‘09)

+

+

+

+

Website Traffic & Trend Analysis

Email & Phone Leads

+ Track all Campaigns
+ Management Tools
+ Analytics Tools

Small Businesses Need Help Navigating the Online World

They’re focused on running their business; limited time;
lack of expertise

Require online marketing experts to help them succeed

Web.com offers complete solutions and customer
support to ensure success

SMBs willing to pay for value delivered; measure
success one lead, call or email at a time

+

+

Domain Registration
Storage
DIY Website
Webmail
Shopping Cart
Email Marketing
Developer Website
Logo Design
Lead Generation
SEM / SEO Basic
Analytics
Brand Identity
Local Search
DIFM Website
E-Commerce Transaction Engine
Vertical Specific Lead Generation
SEO Advanced
Full E-Commerce
Budget-based SEM
Custom Website
Custom Partner Online Marketing Platform
ARPU
$
$$$$

Evolution of Web.com

200x

2009

Web.com started in 1997 with basic websites and has evolved into a full service provider of online marketing solutions

Solutions are sold directly to SMB’s as well as through partnerships

Growing Contribution of Online Marketing Solutions

>25%

15+%

<1%

OF TOTAL

REVENUE

%

Increasing SMB online marketing
offerings a significant driver of long-
term growth strategy

Over 25% of Web.com’s total revenue
derived from diverse suite of online
marketing tools; up from less than 1%
in 200
2

Solutions complementary to web
presence; increases value to customer;
SEM, SEO, eCommerce, etc

Solid Cactus acquisition adds further
critical mass within eCommerce

eCommerce
Platform
Merchant Processing
DIFM / DIY eCommerce

Pursuing the SMB eCommerce Market Opportunity

+ Web.com has built
a platform and
service delivery
infrastructure to fully
serve customers
eCommerce needs

+ Approx $1 billion in
eCommerce
transactions
facilitated through
Web.com annually

+ eCommerce is a
growing area of
interest for SMBs
and Web.com

DISCOVER NETWORK

CARPET ONE FLOOR & HOME

legalzoom.com

Google

register.com

CCA Global Partners
the power to do more

amazon

Microsoft

YAHOO!

Discover Business Card. IT WORKS.

MerchantCircle

EarthLink

smgdirectorymarketing

web.com

Web.com: The Partner of Choice

90+%

50+%

50+ partners ensures stability and highly-diversified revenue generation

Supports multi-channel acquisition strategy: online marketing, affiliate marketing, direct to brand, outbound/inbound sales, enterprise, cross-sell and upsell to existing customer base

Within 10 years, Web.com’s partnership strategy has resulted in largest partner accounting for small percentage of Web.com’s overall business
(down from 90%)

Significant Accomplishments in a Difficult Environment

Integrated major acquisition

Delivering strong profitability and cash flow

Using strong financial position to enhance shareholder value

Executing company’s first share repurchase program

Acquiring complementary solutions

Maintaining and growing large subscriber base

Expanding distribution network and signing key partners

Advancing leadership position in online marketing for small
businesses

Positioning Web.com for long-term growth

SMB
MARCHEX.
web.com
intuit
Constant Contact
Local.com
NetworkSolutions.
VistaPrint
Microsoft
Customer Focus
Google
Go Daddy.com
YAHOO!
Consumer
Breadth of Online Marketing Services
Singular Solution
Full Solution

SMB Online Marketing Universe

$150.0
$125.0
$100.0
$75.0
$50.0
$25.0
$0.0
(Millions)
$23.4 m
$37.8 m
$52.0 m
$82.5 m
$122.5 m
2004
2005
2006
2007
2008

Annual Revenue

25%
20%
15%
10%
5%
0%
3%
6%
12%
12%
18%
2004
2005
2006
2007
2008

Annual Non-GAAP Operating Margin

Non-GAAP operating margin excludes the effect of stock-based compensation, amortization of intangibles, non-recurring restructuring charges and revenue eliminated in purchase accounting. During Q4’08, Web.com had a negative GAAP Operating
Margin of 346% due to a $103 million goodwill and asset impairment charge, and a non-GAAP 22% operating margin in Q4’08.

*2007 Non-GAAP Operating Margin impacted by merger-related expenses

*

$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.0
$0.08
$0.20
$0.44
$0.52
$0.75
2004
2005
2006
2007
2008

web.com

Non-GAAP EPS

Non-GAAP Net Income and Non-GAAP Net Income Per Share. The Company excludes from non-GAAP net income and non-
GAAP net income per share amortization of intangibles, income tax expense, fair value adjustment to deferred revenue and stock based compensation, and includes cash income tax expense, because management believes that excluding such measures helps investors better understand the Company’s operating activities.

$27.0
$24.0
$21.0
$18.0
$15.0
$12.0
$9.0
$6.0
$3.0
$0.0
(Millions)
$1.36 m
$2.94 m
$6.73 m
$10.76 m
$24.68 m
2004
2005
2006
2007
2008

Adjusted EBITDA

Adjusted EBITDA excludes depreciation expense, amortization of intangibles, income tax, interest expense, interest income, and stock-based compensation, because management believes that excluding such items helps investors better understand the Company's operating activities.

Web.com Investment Highlights

Massive number of consumers and small businesses
moving online

Web.com has a strong market position

Offers complete solution for SMB online marketing needs

Well positioned to weather the current economic storm
and positioned for long-term growth

Proven ability to generate significant cash flow and
profitability during healthy and challenging economic
environments

June 2009

David Brown
Chairman and CEO

Needham Fourth Annual
Internet And Digital Media Conference